SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2005

                        Commission File Number: 000-21376

                               Bio-Life Labs, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               33-0714007
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

16 Concord Rd., El Paso, TX                                             79909
----------------------------                                            -----
(Address of principal executive offices)                           (Zip Code)

                                 (915) 843-2044
                                 --------------
              (Registrant's Telephone Number, Including Area Code)






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ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Nancy LeMay has resigned as the Registrant's President, Secretary, Director, and Chief Executive Officer. Joe McGhie has resigned as the Registrant's Treasurer and Director.

The Registrant's Board of Directors appointed David Karam, its sole director, to the offices of President, Secretary, and Treasurer, and to the positions of Chief Executive Officer, and Chief Financial Officer.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           Bio-Life Labs, Inc.


April 11, 2005                    By:      /s/ David Karam
                                           -----------------------------------
                                           David Karam, President